SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J. D. EDWARDS & COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2003 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of J.D. Edwards & Company will be held at:

J.D. EDWARDS DENVER HEADQUARTERS

One Technology Way

Denver, Colorado

on March 26, 2003, at 10:00 a.m.

YOUR VOTE IS IMPORTANT!

Your vote is important to us. Whether you plan to attend the meeting or not, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating and returning the enclosed Proxy card will save the Company the expenses and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote by mail. If you attend the meeting and prefer to vote in person, you may do so.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Most importantly, by using the Internet or telephone, you can help J.D. Edwards reduce postage and Proxy tabulation costs.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 12:00 MIDNIGHT, CENTRAL TIME, ON MARCH 23, 2003.

PROXY VOTING OPTIONS

VOTE BY INTERNET	VOTE BY TELEPHONE (within U.S. and Canada)

WWW.COMPUTERSHARE.COM/US/PROXY	Via touch tone phone
24 hours a day / 7 days a week	toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:	INSTRUCTIONS:

Read the accompanying Proxy Statement.	Read the accompanying Proxy Statement.

Point your browser to:	Call:
WWW.COMPUTERSHARE.COM/US/PROXY	1-866-290-9741 to vote all shares except those held through 401k Plan

Enter the information requested on your computer screen and follow the simple instructions to vote.

You can also register to receive future Proxy materials electronically, instead of in print. This means that we will notify you, via email, when Proxy materials are distributed in the future, and provide you with a hyperlink from which you can view the materials via the Internet.

1-866-290-9742 to vote shares held through 401k Plan

You will be asked to enter your Holder Account and Proxy Access numbers located on your Proxy card. Follow the recorded instructions to vote.

Call is toll-free in U.S. and Canada.

J.D. EDWARDS DENVER HEADQUARTERS

February 21, 2003

Dear Stockholder:

I cordially invite you to attend the Annual Meeting of Stockholders of J.D. Edwards & Company, which will be held at our Denver Headquarters, One Technology Way, Denver, Colorado, on Wednesday, March 26, 2003, beginning at 10:00 a.m. Maps of the Denver Technological Center and J.D. Edwards’ Denver campus can be found on the inside front cover of this document.

The attached Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at this year’s Annual Meeting.

It is important that your shares be represented and voted at the meeting, whether or not you decide to attend. I encourage you to promptly vote and submit your Proxy as instructed by telephone, via the Internet, or by signing, dating, and returning the enclosed Proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting, you will be able to vote in person even if you have previously submitted your Proxy.

We will provide live audio coverage of the Annual Meeting from the J.D. Edwards Investor Relations website at www.jdedwards.com. Additionally, we will make an audio replay of the Annual Meeting available on the Investor Relations website until April 9, 2003.

On behalf of our Board of Directors, I would like to thank you for your continued support of J.D. Edwards. I look forward to seeing you on March 26th.

Sincerely,

Robert M. Dutkowsky

Chairman, President, and Chief Executive Officer

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, March 26, 2003

10:00 A.M.

February 21, 2003

Dear J.D. Edwards Stockholder:

J.D. Edwards & Company will hold its 2003 Annual Meeting of Stockholders on Wednesday, March 26, 2003 at its Denver Headquarters at One Technology Way, Denver, Colorado 80237. The meeting will begin at 10:00 a.m., local time.

Only stockholders of record who owned shares of J.D. Edwards common stock at the close of business on January 27, 2003 may vote at this meeting or any adjournments that may take place. The purposes of the meeting are to:

1.	Elect two Class III directors for a term of three years;

2.	Approve the adoption of the 2003 J.D. Edwards & Company Equity Incentive Plan;

3.	Approve the adoption of the J.D. Edwards & Company Performance Based Bonus Plan;

4.	Ratify the appointment of PricewaterhouseCoopers LLP as J.D. Edwards’ independent accountants for the 2003 fiscal year; and

5.	Transact other business as may properly come before the meeting.

Your Board of Directors recommends that you vote in favor of the four proposals discussed in this Proxy Statement.

At the meeting, we will also report on J.D. Edwards’ fiscal 2002 business results and other matters of interest to stockholders.

We look forward to seeing you at the meeting.

By Order of the Board of Directors

Richard G. Snow, Jr.

Vice President, General Counsel and Secretary

IMPORTANT

Your vote is important to us. Whether you plan to attend the meeting or not, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating and returning the enclosed Proxy card will save the Company the expenses and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote by mail. If you attend the meeting and prefer to vote in person, you may do so.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 12:00 MIDNIGHT, CENTRAL TIME, ON MARCH 23, 2003.

J.D. EDWARDS & COMPANY

ONE TECHNOLOGY WAY

DENVER, COLORADO 80237

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 26, 2003

This Proxy Statement, which was first mailed to stockholders on February 21, 2003, is furnished in connection with the solicitation of Proxies by the Board of Directors of J.D. Edwards & Company (“J.D. Edwards” or the “Company”), to be voted at the Annual Meeting of Stockholders of the Company, which will be held at 10:00 a.m. on March 26, 2003, at the Company’s Denver Headquarters, One Technology Way, Denver, Colorado, for the purposes set forth in the accompanying Notice of 2003 Annual Meeting of Stockholders. Stockholders who execute Proxies retain the right to revoke them at any time before the shares are voted by Proxy at the Annual Meeting. A stockholder may revoke a Proxy by delivering a signed statement to the Secretary of the Company at or prior to the Annual Meeting, by executing another Proxy dated as of a later date, or by voting at the Annual Meeting. The Company will pay the cost of solicitation of Proxies.

Stockholders of record at the close of business on January 27, 2003 (the “Record Date”) will be entitled to vote at the meeting on the basis of one vote for each share held. On January 27, 2003, there were 119,795,065 shares of common stock outstanding. The shares on your Proxy card or cards represent all shares of J.D. Edwards common stock that you owned on the Record Date. If you are an employee of J.D. Edwards, this also includes those shares held in custody for your account by Fidelity Investments, as trustee for the J.D. Edwards & Company Retirement Savings Plan.

PROPOSALS

1.    ELECTION OF DIRECTORS

The Board of Directors is formally comprised of nine members, divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors whose terms expire in 2004, three Class II directors whose terms expire in 2005, and two Class III directors whose terms expire at this Annual Meeting. Presently, there is one vacancy in Class III of the Board of Directors. Each director serves in office until his or her respective successor is duly elected and qualified or until his or her death or resignation, whichever is earlier. Any additional directors added to the Board will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Two Class III directors are to be elected at this meeting for a three-year period ending in 2006. The Board of Directors has nominated Michael J. Maples and Trygve E. Myhren for reelection. If either of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee designated by the current Board to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director. The Board is currently examining potential candidates to fill the vacancy in Class III of the Board; however, no nomination has been made as of the date of this Proxy Statement. Your Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE TWO NOMINEES.

MANAGEMENT INFORMATION

NOMINEES FOR CLASS III DIRECTORS

Michael J. Maples, 60, has been a director of J.D. Edwards since January 1997. Mr. Maples has been retired since July 1995 and is currently operating a ranch. From April 1988 to July 1995, Mr. Maples held various management positions at Microsoft Corporation, most recently as Executive Vice President of the Worldwide Products Group. Prior to that, he served as a Director of Software Strategy for IBM. Mr. Maples holds a B.S. in electrical engineering from Oklahoma University and an M.B.A. from Oklahoma City University. He is a member of the Board of Directors of Lexmark International, Inc. and NetIQ Corporation.

Trygve E. Myhren, 66, has been a director of J.D. Edwards since January 1997. He is currently President of Myhren Media, Inc., a private investment firm concentrating in media, telecommunications and software, and other enabling technology. He is also a special limited partner of Megunticook Partners, LLC, which manages early stage venture funds. From November 1990 to March 1996, he served as President of The Providence Journal Company, a company that owned and managed newspapers, broadcast television stations, cable television systems, programming networks, and interactive and multimedia ventures. During this same time, he was also Chief Executive Officer of King Holdings, an owner and manager of broadcast and cable television properties. From 1981 to 1988, Mr. Myhren served as Chairman and Chief Executive Officer of American Television and Communications Corporation, a publicly traded subsidiary of Time, Inc. During 1986 and 1987, Mr. Myhren also served as Chairman of the National Cable Television Association. Mr. Myhren has a B.A. in political science and philosophy from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He is a member of the Board of Directors of Advanced Marketing Services, Inc. and Dreyfus Founders Funds.

INCUMBENT CLASS I DIRECTORS

Gerald Harrison, 70, has served on the Board of Directors of J.D. Edwards since January 1997. He has been engaged in private research and writing since 1984. From 1982 to 1984, he was President and Chief Executive Officer of Stearns-Roger World Corporation, an engineering and construction firm, and for 14 years prior to that, he served in various other positions. Mr. Harrison holds an L.L.B. from the University of Colorado School of Law.

Delwin D. Hock, 68, has served on the Board of Directors of J.D. Edwards since March 1997. He has been self-employed as a business consultant and private investor since July 1997. He retired from his positions as Chief Executive Officer of Public Service Company of Colorado, a utility services company, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions with the Public Service Company, including Chief Financial Officer, President and Chief Operating Officer, President and Chief Executive Officer, and Chairman. Mr. Hock received his B.S. in accounting from the University of Colorado. He is a member of the Board of Directors of Allied Motion Technologies, Inc. and American Century Investors.

Robert M. Dutkowsky, 48, has been President and Chief Executive Officer and a member of the Board of Directors of the Company since January 2002. He has served as Chairman of the Board since March 2002. Mr. Dutkowsky joined J.D. Edwards from Teradyne, Inc., where he served as President of its Assembly Test Division from October through December 2001. From April 2000 through October 2001, Mr. Dutkowsky was Chairman, President, and Chief Executive Officer of GenRad, Inc., which was acquired by Teradyne in October 2001. Prior to joining GenRad in 2000, Mr. Dutkowsky was with EMC, where he served as Executive Vice President responsible for global sales, marketing, alliances, and customer service from October 1997 until its acquisition of Data

General in 1999. He served as President of Data General in 1999 after its acquisition by EMC. Previously, Mr. Dutkowsky held management positions at IBM during his 20-year employment with that company. Mr. Dutkowsky holds a B.S. degree in Industrial and Labor Relations from Cornell University. He is a member of the Board of Directors of Network Associates, Inc.

INCUMBENT CLASS II DIRECTORS

Richard E. Allen, 45, has served on the Board of Directors of J.D. Edwards since September 1991. Mr. Allen has been Executive Vice President, Finance and Administration, since May 2000. He has served as Chief Financial Officer and Assistant Secretary of J.D. Edwards since January 1990. Prior to his promotion to Executive Vice President, Mr. Allen served as Senior Vice President, Finance and Administration, from November 1997 through April 2000, as Vice President, Finance and Administration, from January 1990 through October 1997, and as Treasurer from January 1990 to April 2000. Mr. Allen acted as Controller of J.D. Edwards from August 1985 to September 1994 and as Secretary from March 1986 to January 1990. Mr. Allen holds a B.S. in Business Administration from Colorado State University, and is a member of the Board of Directors of World Technology Services, Inc.

Robert C. Newman, 59, is one of the co-founders of the Company. He has been a member of the Board of Directors of J.D. Edwards since August 1978. He is currently on staff as a professor at the University of Denver and manages private investments through his firm, Greenwood Gulch Ventures LLC. From August 1978 until June 1997, he served in a number of management roles with J.D. Edwards, including Vice President of Complementary Technologies and Managing Director of J.D. Edwards & Company, Ltd. (U.K.). Dr. Newman holds a B.S. in industrial engineering from the University of California, Berkeley, an M.B.A. from the University of California, Los Angeles, and a Ph.D. in management from Golden Gate University.

Kathleen J. Cunningham, 56, has served on the Board of Directors of J.D. Edwards since November 2002. Ms. Cunningham has been retired since August 2001. Ms. Cunningham has held various senior executive positions with several high technology companies, both publicly traded and privately held. She served as Chief Financial Officer, Treasurer and Assistant Corporate Secretary of Requisite Technology, Inc. from May 1999 to August 2001. From April 1992 to April 1999, Ms. Cunningham acted as Chief Operating Officer, Chief Financial Officer, Treasurer and Assistant Corporate Secretary of NxTrend Technology, Inc. Ms. Cunningham was Vice President Finance and Administration, Chief Financial Officer, Treasurer, and Assistant Corporate Secretary of Spatial Technology, Inc. from 1987 to 1991. Ms. Cunningham served as Vice President Finance, Chief Financial Officer and Treasurer of U.S. West Information Systems, Inc. from 1985 through 1987, and as Director and Assistant Treasurer, Financial Planning and Cash Management for U.S. West, Inc. from 1983 to 1985. Prior to her tenure with U.S. West, Ms. Cunningham acted as Vice President, Financial Planning and Vice President, Financial Institutions, for Intrawest Financial Corporation from 1981 to 1983, and from 1974 to 1981 she served as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Corporate Secretary of GEFCO. Ms. Cunningham received a B.A. in economics and political science from the University of Wisconsin at Madison and an M.B.A. in Finance from the University of Denver.

BOARD AND COMMITTEE MEETINGS

The Board of Directors met, either in person or by telephone, 28 times during fiscal 2002, including 11 full Board meetings and 17 committee meetings. Overall attendance at the Board and committee meetings was 94%. Attendance was at least 82% for each director.

The Board of Directors has Audit, Compensation, Finance, and Governance and Nominations Committees.

The Audit Committee reviews and reports to the Board on the quality and performance of both the internal and external accountants and auditors, the reliability of financial information, and the adequacy of financial controls and policies. The committee also initiates and approves changes in any of these areas when necessary. The Audit Committee Report for fiscal 2002 appears on page 18 of this Proxy Statement, and a copy of the Amended and Restated Audit Committee Charter is included as Appendix A to this Proxy Statement.

The Compensation Committee reviews and reports to the Board on compensation and personnel policies and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The Compensation Committee Report appears on page 14 of this Proxy Statement.

The Finance Committee reviews and reports to the Board on J.D. Edwards’ capital structure, capital expenditures, financing arrangements, risk management, and long range financial planning.

The Governance and Nominations Committee acts on behalf of the Board in between Board meetings on matters regarding corporate governance and nominations for membership to the Board. The Committee then reports any actions taken at the next regular Board meeting. The purpose of the Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards.

The following table sets forth the current members of each committee and the number of meetings held in fiscal 2002:

Name	Audit	Compensation	Finance	Governance and Nominations
Richard E. Allen			X

Kathleen J. Cunningham	X		X

Robert M. Dutkowsky				X

Gerald Harrison	X			X

Delwin D. Hock	X			X

Michael J. Maples		X

Trygve E. Myhren		X	X

Robert C. Newman			X	X

Number of Meetings in Fiscal 2002	7	7	1	2

J.D. Edwards compensates each of its directors who is not an employee of J.D. Edwards or its subsidiaries as follows:

•	$15,000 per year as an annual retainer

•	$1,500 for each Board meeting attended

•	$500 for each Board conference call attended

•	$1,500 for each committee meeting attended (directors do not receive a fee for a committee meeting attended that is held in conjunction with a Board meeting)

Additionally, non-employee directors may elect to receive stock options, instead of the cash amounts described above, to purchase shares of J.D. Edwards common stock having a fair market value equal to the cash compensation they otherwise would have received. Only one non-employee director in fiscal 2002 elected to receive stock options in lieu of cash compensation. Non-employee directors are also reimbursed for expenses incurred in attending meetings. J.D. Edwards does not separately compensate directors who are employees of J.D. Edwards or its subsidiaries.

J.D. Edwards also grants each non-employee director non-qualified stock options to purchase 35,000 shares of J.D. Edwards common stock at the Annual Meeting at which the director is first elected to the Board and non-qualified stock options to purchase 10,000 shares of J.D. Edwards common stock each successive year he or she remains a director. Under the 1997 J.D. Edwards Equity Incentive Plan (the “1997 Plan”), these shares vest 25% on the first anniversary date of the grant and 1/48th each month thereafter. Vesting continues whether or not a non-employee director remains on the Board, and the options remain exercisable for their full term of 8 years. The exercise price for all options granted to non-employee directors is equal to the closing price of the common stock on the date of grant. Non-employee directors are also eligible to receive discretionary grants under the 1997 Plan. No discretionary grants were made to directors during fiscal 2002. See Proposal No. 2, “Approval of the 2003 J.D. Edwards & Company Equity Incentive Plan,” for a description of the terms of options to be granted under the proposed 2003 J.D. Edwards & Company Equity Incentive Plan, if approved by stockholders.

BENEFICIAL OWNERS’ AND MANAGEMENT’S OWNERSHIP OF J.D. EDWARDS STOCK

The following table shows, as of January 27, 2003, how many shares of J.D. Edwards common stock were owned by (1) each person or entity known to beneficially own more than 5% of the outstanding shares; (2) each of the officers named in the Summary Compensation Table; (3) each director; and (4) all directors and executive officers as a group. Each stockholder listed can be reached at J.D. Edwards’ principal offices, unless otherwise noted.

Name	Shares Actually Held	Options Exercisable Within 60 Days (1)(2)		No. of Shares Beneficially Owned Through Retirement Savings Plan	Total Shares Beneficially Owned(1)	Percent Beneficially Owned
Richard E. Allen(3)	341,748	592,001		43,823	977,572	*

John H. Bonde	3,847	270,000	(4)	—	273,847	*

Kathleen J. Cunningham	—	—		—	—	*

Harry Debes	2,740	36,667		—	39,407	*

Robert M. Dutkowsky	—	615,625	(5)	—	615,625	*

Gerald Harrison	11,540	61,834		—	73,374	*

Delwin D. Hock	15,240	61,834		—	77,074	*

Michael R. Madden	5,477	222,459		486	228,422	*

Michael J. Maples	25,870	51,941		—	77,811	*

C. Edward McVaney(6)	5,249,621	—		67,920	5,317,541	4.44%

Trygve E. Myhren	20,040	51,834		—	71,874	*

Robert C. Newman(7)	7,446,854	—		61,233	7,508,087	6.27%

Kylee A. Fernalld(8)	7,197,670	—		—	7,197,670	6.01%

Kevin E. McVaney(9)	6,898,621	—		—	6,898,621	5.76%

All directors and executive officers as a group (17 Persons including those Named above)	13,390,154	2,252,642		206,101	15,848,897	13.23%

*	Less than 1% of the Company’s common stock
(1)	The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days after January 27, 2003 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power or shares voting and investment power with his or her spouse with respect to the shares shown as beneficially owned.
(2)	The amounts shown in this column represent shares of J.D. Edwards common stock that each person has the right to acquire as a result of the exercise of stock options within 60 days after January 27, 2003.
(3)	Includes 299,011 shares held by the Allen Family Trust, 21,660 shares held by the Allen Family charitable Lead Trust, 3,200 shares held by the Allen Family Foundation, and 14,000 shares held of record by Mr. Allen’s children.
(4)	Includes options to purchase 250,000 shares of common stock and 20,000 shares underlying restricted stock purchase rights granted to Mr. Bonde.

(5)	Includes options to purchase 515,625 shares of common stock and 100,000 shares underlying restricted stock purchase rights granted to Mr. Dutkowsky.
(6)	Includes 1,891,401 shares held by the C. Edward McVaney Revocable Trust and 3,358,220 shares held of record by Mr. McVaney’s wife in the Carole Louise McVaney Trust.
(7)	Includes 4,651,619 shares held by Newkop Investments L.L.P., a company affiliated with Mr. Newman, 191,804 shares held of record by Mr. Newman’s wife in each of the Judith Newman Grantor Retained Annuity Trusts 3 and 4, and 191,804 shares held of record by Mr. Newman in each of the Robert Newman Grantor Retained Annuity Trusts 3 and 4.
(8)	As reflected on Ms. Fernalld’s most recent Form 13(g) filing.
(9)	As reflected on Mr. McVaney’s most recent Form 13(g) filing.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning total compensation received by the Chief Executive Officers and each of the other four most highly compensated executive officers who served in those capacities during fiscal 2002, or the Named Executive Officers, for services rendered to J.D. Edwards during the last three fiscal years. Robert M. Dutkowsky was appointed by the Board of Directors to the positions of President and Chief Executive Officer as of January 2, 2002, replacing C. Edward McVaney. Information pertaining to the Named Executive Officers’ Employment Agreements with the Company is provided on pages 11 through 13 of this Proxy Statement under the heading “Agreements with Certain Executive Officers.”

	Year	Annual Compensation				Other Annual Compensation			Long-Term Compensation Awards			All Other Compensation
Name and Principal Position		Base Salary	Bonus						Restricted Stock Awards		Securities Underlying Options

Richard E. Allen, Executive Vice President and Chief Financial Officer	2002 2001 2000	$346,000 331,000 297,815		$710,630 24,450 57,289	(1)		— — —		— — —		— 84,800 250,000		— — —

John H. Bonde, Former Executive Vice President and Chief Operating Officer(2)	2002 2001 —	$500,000 371,212 —		$202,000 — —		$	— 5,122 —		$237,400 — —	(3)	— 250,000 —		— — —

Harry Debes, Senior Vice President, Americas Sales and Consulting Services(4)	2002 2001 —	$350,000 72,917 —		$145,500 131,250 —			— — —		— — —		— 80,000 —	$	— 118,086 —	(5)

Robert M. Dutkowsky, President and Chief Executive Officer and Chairman (6)	2002 — —	$539,205 — —		$487,500 — —			$181,119 — —	(7)	$1,589,000 — —	(8)	1,600,000 — —		— — —

Michael R. Madden, Senior Vice President, Software Engineering and Chief Technology Officer	2002 2001 2000	$290,000 278,750 211,083		$149,200 108,750 106,644	(9)		— — —		— — —		— 38,500 243,000		— — —

C. Edward McVaney, Former President and Chief Executive Officer and Chairman	2002 2001 2000	$24,620 120,000 120,000	$	— 4,800 —			— — —		— — —		— — —		$125,000 — —	(10)

(1)	Includes Stay Bonus paid to Mr. Allen under the terms of his Employment Agreement in consideration for his remaining in the employment of the Company for the Initial Employment Term of 2 years. See description of Mr. Allen’s Employment Agreement under “Agreements with Certain Executive Officers”, beginning on page 11 of this Proxy Statement.
(2)	Mr. Bonde assumed the positions of Executive Vice President and Chief Operating Officer of the Company during fiscal 2001. Mr. Bonde received no compensation from the Company prior to that time. Mr. Bonde resigned from the Company as of December 31, 2002.
(3)	As of October 31, 2002, Mr. Bonde held restricted stock purchase rights with respect to 20,000 shares of Company common stock, valued at $237,000. Mr. Bonde may purchase the restricted stock for $.01 per share. The Company waived all restrictions related to the sale of the stock by Mr. Bonde pursuant to the terms of his Separation Agreement, effective as of December 31, 2002. See “Agreements with Certain Executive Officers”, beginning on page 11 of this Proxy Statement, for a discussion of the terms of Mr. Bonde’s Separation Agreement.

(4)	Mr. Debes assumed the position of Senior Vice President, Americas Sales and Consulting Services during fiscal 2001. Mr. Debes provided services to the Company on a consulting basis from May 20, 2001 through August 15, 2001. Mr. Debes was neither an employee nor a consultant to the Company and received no compensation from the Company prior to May 2001.
(5)	Compensation paid to Mr. Debes from May 20, 2001 through August 15, 2001 for services provided to the Company on a consulting basis.
(6)	Mr. Dutkowsky assumed the positions of President and Chief Executive Officer of the Company during fiscal 2002. Mr. Dutkowsky received no compensation from the Company prior to that time.
(7)	Includes $80,411 reimbursed to Mr. Dutkowsky for payment of taxes, and $90,708 reimbursed to Mr. Dutkowsky for payment of commuting and related expenses, and $10,000 reimbursed to Mr. Dutkowsky for payment of legal fees.
(8)	As of October 31, 2002, Mr. Dutkowsky held restricted stock purchase rights with respect to 100,000 shares of Company common stock, valued at $1,185,000. My. Dutkowsky may purchase the restricted stock for $.01 per share. The restrictions lapsed as to 50,000 shares on January 2, 2003, and will lapse as to 50,000 shares on January 2, 2004.
(9)	Includes Retention Bonus paid to Mr. Madden under the terms of his Employment Agreement in consideration for his remaining in the employment of the Company for the initial term of 3 years.
(10)	Amount paid to Mr. McVaney pursuant to an arrangement in connection with his resignation as President and Chief Executive Officer in January 2002.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during fiscal 2002.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	No. of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price per Share	Expiration Date(3)
					5%	10%
Richard E. Allen	—	—	—	—	—	—
John H. Bonde	—	—	—	—	—	—
Harry Debes	—	—	—	—	—	—
Robert M. Dutkowsky(5)	500,000	16.10%	$15.90	1/2/10	$3,795,771	$9,091,531
	1,100,000	35.43%	15.90	1/2/10	8,350,696	20,001,368
Michael R. Madden	—	—	—	—	—	—
C. Edward McVaney	—	—	—	—	—	—

(1)	The options in this table are nonqualified stock options granted under the J.D. Edwards 1997 Equity Incentive Plan and have exercise prices equal to the closing price of J.D. Edwards common stock on the date of grant. Except as otherwise noted, all options have 8-year terms and vest 25% on the first anniversary date of the grant and 1/48 th each month thereafter.
(2)	J.D. Edwards granted options to purchase 3,104,752 shares of common stock to employees in fiscal 2002.
(3)	The options in this table may terminate before their expiration as a result of the termination of the optionee’s status as an employee or upon the optionee’s disability or death.
(4)	Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or option spread that would exist for the options in this table based on an assumed stock price appreciation from the date of grant until the end of the options’ eight-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent J.D. Edwards’ estimate or projection of future stock price growth. There can be no assurance that the actual stock price appreciation over the 8-year option term will be at the assumed 5% and 10% annual rates of compounded stock appreciation or at any other defined rate.
(5)	See discussion of Mr. Dutkowsky’s Employment Agreement under “Agreements with Certain Executive Officers”, beginning on page 11 of this Proxy Statement, for a description of the terms of Mr. Dutkowsky’s stock option grants.

AGGREGATED OPTION EXERCISES IN LAST  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, as to the Named Executive Officers, certain stock option information concerning the number of shares subject to both exercisable and unexercisable stock options and the value of the options as of October 31, 2002.

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options At Fiscal Year End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard E. Allen	0	0	578,687	63,934	$1,688,386	$0
John H. Bonde	0	0	62,500	187,500	0	0
Harry Debes	0	0	28,333	51,667	24,366	44,433
Robert M. Dutkowsky	0	0	429,688	1,170,312	0	0
Michael R. Madden	0	0	204,427	90,073	49,300	32,300
C. Edward McVaney	—	—	—	—	—	—

(1)	Based on the fair market value of J.D. Edwards common stock at fiscal year end ($11.86) less the exercise price payable for the shares.

AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

J.D. Edwards entered into an Employment Agreement with Richard E. Allen (“Mr. Allen”), dated August 1, 2000 but effective as of May 1, 2000, for an initial term (the “Initial Employment Term”) of two years, which automatically renewed for an additional term of one year on May 1, 2002. Under the terms of his renewed agreement, Mr. Allen serves as Executive Vice President, Finance and Administration and Chief Financial Officer. Mr. Allen receives an annual base salary of $346,000 as well as annual bonus compensation of up to seventy-five percent (75%) of his base salary based upon achievement of certain objectives determined and approved by the Compensation Committee of the Board. Mr. Allen was awarded stock options to purchase 225,000 shares of J.D. Edwards common stock, at an exercise price of $13.0625 per share, the closing price of the common stock as of the date of the grant, when he initially entered into his Employment Agreement with the Company. Those options vested one hundred percent (100%) on May 1, 2002. Upon completion of the Initial Employment Term during fiscal 2002, Mr. Allen received a Stay Bonus equal to 100% of his on target earnings for the first year of the Initial Employment Term. Mr. Allen is entitled to severance payments in the event of his termination of employment for reasons other than for Cause, as defined in his Agreement. His Agreement will automatically renew for successive one-year periods unless either J.D. Edwards or Mr. Allen provides the other with written notice of intent not to renew no later than 30 days prior to the end of any period. Salary and bonus compensation, as well as subsequent option grants, if any, for renewal periods will be established by a written addendum to Mr. Allen’s Employment Agreement to be approved by the Compensation Committee of the Board.

J.D. Edwards entered into an Employment Agreement with Harry Debes (“Mr. Debes”), dated May 4, 2001 but effective as of August 16, 2001. Under the terms of his Agreement, Mr. Debes serves as Senior Vice President, Americas Sales and Consulting Services. Mr. Debes receives an annual base salary of $350,000, along with certain bonus compensation of up to seventy-five percent (75%) of his base salary based upon achievement of certain objectives determined and approved by the Compensation Committee of the Board. Mr. Debes was awarded stock options to purchase 80,000 shares of J.D. Edwards common stock on May 14, 2001, at an exercise price of $11.00 per share, the closing price of the common stock as of the date of the grant. In addition, Mr. Debes is entitled to receive a grant of options to purchase 50,000 shares of common stock, to be granted at fair market value, on the first day on which the price of J.D. Edwards common stock is at or above $24.00, as well as a grant of options to purchase 50,000 shares of common stock, to be granted at fair market value, on the first day on which the stock price is at or above $36.00. In the event Mr. Debes’ employment with the Company terminates, all unvested options will be immediately forfeited, and Mr. Debes will have a period of three months following termination of employment to exercise any vested, but unexercised, options. Mr. Debes is eligible to participate in all employee benefits provided by the Company. In the event Mr. Debes’ employment is terminated by the Company for Performance or Disability, as defined in his Agreement, Mr. Debes will be entitled to receive severance pay in the amount of his then current twelve months base salary, conditioned upon Mr. Debes signing a Separation Agreement with the Company in the form appended to his Employment Agreement. Should Mr. Debes voluntarily resign or be terminated for cause, as defined in his Employment Agreement, he will not be entitled to any severance pay. Mr. Debes’ Agreement will automatically renew for successive one-year periods unless either J.D. Edwards or Mr. Debes provides the other with written notice of intent not to renew no later than 30 days prior to the end of any period.

J.D. Edwards entered into an Employment Agreement with Robert M. Dutkowsky (“Mr. Dutkowsky”), dated and effective as of January 2, 2002, for a term of not less than two years. Under the terms of his Agreement, Mr. Dutkowsky serves as the President and Chief Executive Officer of the Company. Mr. Dutkowsky was appointed to the Board of Directors as of January 2, 2002, and

was appointed Chairman of the Board at the Annual Meeting on March 26, 2002. Mr. Dutkowsky receives an annual base salary of $650,000, as well as bonus compensation of up to one hundred percent (100%) of his annual base salary, contingent upon Mr. Dutkowsky’s continued employment with the Company and achievement of certain objectives determined and approved by the Compensation Committee of the Board. Mr. Dutkowsky received guaranteed bonus payments of $162,500 on each of March 31, June 30, September 30, and December 31, 2002. In the event of Mr. Dutkowsky’s death or disability, as defined in the Employment Agreement, or in the event he is terminated without cause, also as defined in his Agreement, Mr. Dutkowsky will receive certain guaranteed bonus payments. Mr. Dutkowsky was awarded stock options to purchase 1,100,000 shares of J.D. Edwards common stock on January 2, 2002, which vest as follows: (a) 275,000 on January 2, 2002; and (b) 17,187.5 on the last day of each month, beginning in February, 2002. Mr. Dutkowsky was also awarded additional stock options to purchase 500,000 shares of J.D. Edwards common stock on January 2, 2002, which vest in full on the fifth anniversary of the effective date of the Agreement, or will vest earlier as follows: (a) 250,000 on the date on which the average fair market value of J.D. Edwards common stock, as defined in the Agreement, over any sixty consecutive trading days has reached (or exceeded) two times the original per share exercise price of the stock options; and (b) 250,000 on the date on which the average fair market value over any sixty consecutive trading days has reached (or exceeded) three times the original per share exercise price of the stock options. The exercise price of all of the above stock options is $15.90 per share, the closing price of the common stock as of the date of the grant. In addition, Mr. Dutkowsky was granted a right to purchase 100,000 shares of restricted common stock of the Company at a price of $.01 per share. The restrictions on Mr. Dutkowsky’s restricted stock lapsed as to 50,000 shares on January 2, 2003, and the restrictions on the remaining 50,000 shares will lapse on January 2, 2004. Vesting is contingent upon his continued employment with the Company. If Mr. Dutkowsky voluntarily resigns from employment with the Company or is terminated for Cause as defined in his Agreement at any time during the initial employment term, his unvested stock options will be cancelled as of the date of his resignation or termination and Mr. Dutkowsky will have the right to exercise only those options which are vested as of the date of his resignation or termination. If Mr. Dutkowsky’s employment is terminated by the Company without Cause or because of Mr. Dutkowsky’s death or disability, all of his vested stock options and restricted stock, as well as any stock options or restricted stock that are due to vest within one year after such termination of employment, will become vested on the date of termination. In addition, if any of the share price goals of the stock options are attained within sixty days after such termination of employment, then the applicable stock options will vest on the date the goals are attained. Finally, if Mr. Dutkowsky’s employment is terminated without Cause in connection with a Change in Control, as defined in his Agreement, all of Mr. Dutkowsky’s unvested stock options will fully vest and the restrictions on his restricted stock will lapse on the date of termination of his employment. Mr. Dutkowsky will have a period of six months following his termination of employment within which to exercise his vested stock options. Mr. Dutkowsky may participate in all employee benefits provided by the Company. Mr. Dutkowsky will be entitled to received severance pay in an amount equal to two years of his then current base salary and two years of his Target Bonus, as defined in his Agreement, in the event his employment is terminated without Cause, contingent upon his entering into a Separation Agreement in the form appended to his Employment Agreement.

J.D. Edwards entered into an Employment Agreement with Michael R. Madden (“Mr. Madden”), effective as of August 1, 2000 (the “Effective Date”), for a period of not less than three years. Under the terms of his Employment Agreement, Mr. Madden serves as Senior Vice President, Software Engineering and Chief Technology Officer. Mr. Madden receives an annual base salary of $290,000, as well as certain bonus compensation of up to 40% of his base salary contingent upon his achievement of certain objectives as determined by the Compensation Committee of the Board. In addition, under the terms of the Employment Agreement, the Company agreed to pay a total Retention Bonus of $275,000 to Mr. Madden, payable incrementally over the term of his Agreement as follows: 25% upon execution of the Agreement by Mr. Madden and 25% on each of the first, second, and third anniversaries of the Effective Date. Mr. Madden was awarded stock options to purchase 150,000 shares of J.D. Edwards common stock when he initially entered into his Employment Agreement with the Company, at an exercise price of $13.063 per share, the closing price of the common stock as of the date of the grant. Those options vested 25% on the Effective Date, and have continued to vest at a rate of 1/36 per month thereafter. Mr. Madden is eligible to participate in all employee benefits provided by the Company to its employees. Mr. Madden is entitled to receive severance payments in the amount of one year’s then current base salary in the event of termination of his employment for Performance or Disability, as defined in his Agreement. If Mr. Madden’s employment is terminated other than for Cause, Performance, or Disability, each as defined in his Agreement, he will be entitled to receive severance pay equal to one year’s base salary and bonus compensation. Mr. Madden’s Agreement will automatically renew for successive one-year periods unless either J.D. Edwards or Mr. Madden provides the other with written notice of intent not to renew no later than 30 days prior to the end of any period.

J.D. Edwards entered into a Separation Agreement with John H. Bonde (“Mr. Bonde”), the Company’s former Executive Vice President and Chief Operating Officer, effective as of December 31, 2002 (the “Effective Date”). Under the terms of the Separation Agreement, Mr. Bonde will receive a lump-sum payment of $500,000. Mr. Bonde will receive medical, dental and vision coverage, at no expense, for a certain period following the Effective Date. Should Mr. Bonde be re-employed by J.D. Edwards at any time within 52 weeks following the Effective Date (the “Severance Period”), he will be required to repay, on a pro-rated basis, any amounts received under the Separation Agreement corresponding to the period during which he is re-employed. Mr. Bonde has agreed not to compete with the Company for a period of one year from the Effective Date. Under the terms of the Separation Agreement, restricted stock purchase rights for 20,000 shares of J.D. Edwards common stock became vested as of the Effective Date, and the Company waived all restrictions related to the sale of these shares after purchase by Mr. Bonde. Also under the terms of the Separation Agreement, options to purchase 250,000 shares of J.D. Edwards common stock became fully vested, and Mr. Bonde will have a period of 2 years from the Effective Date to exercise the options, at an exercise price of $11.938 per share.

J.D. Edwards maintains a Management Change in Control Plan in which the executive officers participate. The Company’s Management Change in Control Plan provides for severance payments to be made to participants under circumstances which, following a change in control of J.D. Edwards, as defined in the Plan, are deemed to be an involuntary termination of such participant’s employment with J.D. Edwards. The severance payments are determined based upon a formula that takes into account each participant’s annual compensation at the time of involuntary termination and the average bonus received by a participant over the preceding three years.

REPORT OF THE J.D. EDWARDS & COMPANY BOARD OF DIRECTORS COMPENSATION COMMITTEE

The Compensation Committee of the Board has responsibility to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The purpose of this report is to summarize the principles, specific program objectives, and other factors considered by the Committee in reaching its determinations regarding executive compensation.

Executive Compensation Policies

The objectives of J.D. Edwards’ executive compensation program are to:

•	Attract, retain, and motivate highly qualified executive talent

•	Reward executives based on J.D. Edwards’ performance

•	Align the compensation and interests of executive officers with the long-term interests of J.D. Edwards stockholders

The Company’s executive compensation program consists of base salary, cash bonuses, long-term incentives in the form of stock options and restricted stock purchase rights, and the benefit programs generally available to all full-time employees.

The Compensation Committee reviews the base salaries of executive officers annually. In its recommendation of base salary adjustments, the Committee considers individual performance and experience, relative scope of responsibility, and company performance, as well as the base salaries paid to other executives in the competitive marketplace.

J.D. Edwards offers a Company Bonus Plan (the “Bonus Plan”), an annual profit sharing plan designed to reward employees with bonus compensation of up to a certain predetermined percentage of their base compensation when profits exceed predefined thresholds. Under this Bonus Plan, participants are eligible to receive bonus awards equal to a certain percentage of their base compensation. The funding of the pool for this Bonus Plan is contingent upon the Company’s achievement of certain predefined quarterly and annual profit margin thresholds. Funding is 50% formula driven and 50% discretionary. The Bonus Plan pool was funded and bonuses were paid at 50% for fiscal 2002 based upon achievement of profit margin thresholds.

The Compensation Committee has approved a Performance Based Bonus Plan effective November 1, 2002, subject to approval of the stockholders of the Company at the Annual Meeting. Under this Performance Plan, incentive compensation paid would be performance based for purposes of exemption from the limitations of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). See Proposal No. 3. “Approval of J.D. Edwards & Company Performance Based Bonus Plan,” beginning on page 29 of this Proxy Statement, for a discussion of the terms of the Performance Based Bonus Plan.

Ownership of J.D. Edwards common stock is a key and fundamental element of executive compensation. Executive officers, as well as other employees, are eligible to receive stock option and restricted stock purchase rights grants under the J.D. Edwards 1997 Equity Incentive Plan. This plan permits the Board or the Compensation Committee to grant stock options to officers and employees on terms the Board or the Committee may determine. Options granted generally have a term of 8 years and vest 25% at the end of the first year and 1/48th each month thereafter until fully vested four years from the date of grant. Options to purchase a total of 3,104,752 shares were granted to employees in fiscal 2002.

The Compensation Committee has approved a new 2003 Equity Incentive Plan, subject to approval of the stockholders of the Company at the Annual Meeting. If the stockholders approve the 2003 Equity Incentive Plan, it will replace the Company’s 1997 Equity Incentive Plan, which will be terminated except with respect to outstanding awards previously granted thereunder. See Proposal No. 2 “Approval of the 2003 J.D. Edwards & Company Equity Incentive Plan”, beginning on page 21 of this Proxy Statement, for a discussion of the terms of the 2003 Equity Incentive Plan.

The J.D. Edwards 1997 Employee Stock Purchase Plans for U.S. and Non-U.S. Employees permit employees to acquire J.D. Edwards common stock through payroll deductions and promote broad-based equity participation throughout the company. The Committee believes that the stock plans align the interests of employees with the long-term interests of stockholders.

J.D. Edwards maintains the J.D. Edwards & Company Retirement Savings Plan to provide retirement benefits to its employees. The 401(k) portion of the Retirement Savings Plan provides benefits through tax deferred salary deductions for its U.S. employees who meet certain eligibility requirements. J.D. Edwards generally matches 50% of an employee’s eligible contributions up to a maximum match of 3% of eligible compensation. This match is discretionary. The profit sharing contribution portion of the Retirement Savings Plan is designed to be invested primarily in J.D. Edwards common stock for the benefit of the U.S. employees. Company contributions are determined by the Board, in its discretion, and, if made, may be in the form of cash or J.D. Edwards common stock.

Chief Executive Officer Compensation for Fiscal 2002

Robert M. Dutkowsky has served as President and Chief Executive Officer of J.D. Edwards since January 2, 2002. Mr. Dutkowsky earned a base salary of $539,205 in fiscal 2002, which took into consideration factors including his performance and experience, scope of responsibility, and comparable salaries paid in the competitive marketplace. Mr. Dutkowsky received $487,500 in cash incentives in fiscal 2002, which were conditioned upon his continued employment with the Company. The Company also reimbursed Mr. Dutkowsky for certain expenses. See “Summary Compensation Table,” beginning on page 8 of this Proxy Statement for further details of the compensation paid to Mr. Dutkowsky during fiscal 2002. Mr. Dutkowsky received grants of stock options and restricted stock purchase rights as part of his Employment Agreement with the Company. The terms of the stock option and restricted stock purchase rights grants are detailed in the discussion of Mr. Dutkowsky’s Employment Agreement, under the heading “Agreements with Certain Executive Officers” beginning on page 11 of this Proxy Statement. Mr. Dutkowsky did not participate in the Company’s annual grant of stock options which occurred in December 2002. Also, during fiscal 2002, C. Edward McVaney served as President and Chief Executive Officer from November 1, 2001 until January 2, 2002. Mr. McVaney earned a base salary of $24,620 for the portion of fiscal 2002 during which he served. Mr. McVaney did not participate in J.D. Edwards’ bonus incentive compensation plan. Mr. McVaney received no option grants during fiscal 2002. Mr. McVaney resigned from his positions as President and Chief Executive Officer of the Company as of January 2, 2002 and received separation pay of $125,000.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

Trygve Myhren, Chairman

Michael J. Maples

EQUITY COMPENSATION PLAN INFORMATION

As of October 31, 2002

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders(1)(2)	19,489,067	$18.24	24,100,000	(3)
Total	19,489,067	$18.24	24,100,000	(3)

(1)	See Notes to Consolidated Financial Statements, contained in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2002, for a description of the terms of the Company’s equity compensation plans.
(2)	Includes options to purchase 251,011 shares of J.D. Edwards common stock assumed by the Company in connection with the acquisition of YouCentric, Inc. in November 2002. The weighted-average exercise price of the YouCentric options is $.10.
(3)	Includes 14,100,000 shares authorized for issuance under the 1992 Incentive Stock Option Plan and the 1992 Nonqualified Stock Option Plan (collectively, the “1992 Plans”), and 10,000,000 shares authorized for issuance under the 1997 Equity Incentive Plan (the “1997 Plan”). Although 14,100,000 shares are authorized for issuance under the 1992 Plans, upon approval of the 1997 Plan, the Board of Directors resolved that no further issuances would be made under the 1992 Plans and no issuances have been made under the 1992 Plans since that resolution was made in 1997. The Board of Directors has further resolved that, contingent upon approval of Company stockholders of the 2003 J.D. Edwards & Company Equity Incentive Plan (the “Proposed Plan”), no further issuances will be made under the 1997 Plan. See Proposal 2., “Approval of the 2003 J.D. Edwards & Company Equity Incentive Plan,” beginning on page 21 of this Proxy Statement, for a description of the terms of the Proposed Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

J.D. Edwards’ Compensation Committee was formed to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The Committee is currently composed of Mr. Myhren and Mr. Maples. No interlocking relationship exists between any member of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to stockholders on J.D. Edwards common stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on October 31, 1997 in J.D. Edwards common stock, the S&P 500 Index, and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on J.D. Edwards common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG J.D. EDWARDS & COMPANY, THE S & P 500 INDEX

AND THE MORGAN STANLEY TECHNOLOGY INDEX

*	$100 invested on 10/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since December of 1998, Jones Lang LaSalle has represented the Company in certain real estate transactions, including as tenant representative in locating field offices and providing project management services for tenant build out of certain field offices. Ryan S. Cunningham, the step son of Kathy Cunningham, who joined the Board of Directors in November 2002, is an employee of Jones Day, a division of Jones Lang LaSalle, in the Denver office. The broker services provided by the Jones Lang LaSalle division for which Ms. Cunningham’s step son is employed are not paid for directly by the Company, but are reimbursed out of a sharing of commissions with the landlord’s broker. Ms. Cunningham has not participated in any Board discussions with respect to the Jones Lang LaSalle relationship in the past, nor will she participate in any future discussions. Any future transactions between the Company and any director or executive officer will be subject to approval by a majority of the disinterested members of the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires J.D. Edwards’ directors, executive officers, and holders of more than 10% of J.D. Edwards common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of J.D. Edwards. Except as described below, based solely upon a review of reports submitted and representations made to J.D. Edwards, we believe that, during fiscal 2002, our executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements except that Mr. Mathews filed one late report on Form 4 detailing option exercises and sales which occurred in March 2002, Mr. McVaney filed one late report on Form 5 detailing sales which took place in February and March 2002, and Jan Zapapas, a former director of the Company, filed an Initial Statement of Beneficial Ownership on Form 3 late in July 2002.

REPORT OF THE J.D. EDWARDS & COMPANY BOARD OF DIRECTORS AUDIT COMMITTEE

The J.D. Edwards & Company Audit Committee has (1) reviewed and discussed the Company’s audited consolidated financial statements with management, (2) discussed with PricewaterhouseCoopers LLP, its independent accountants (“PricewaterhouseCoopers”), the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, (3) received the written disclosures and the letter from PricewaterhouseCoopers as required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers their independence, and (4) considered whether the provision of non-audit services by PricewaterhouseCoopers is compatible with maintaining their independence. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in J.D. Edwards’ Annual Report on Form 10-K for the fiscal year ended October 31, 2002 and filed with the Securities and Exchange Commission.

The Audit Committee is currently composed of the following three directors, all of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards:

Delwin D. Hock, Chairman

Gerald Harrison

Kathleen J. Cunningham

Ms. Cunningham was appointed to the Board of Directors in November 2002 and was not a member of the Audit Committee during fiscal 2002.

The Board has adopted an amended and restated written charter for the Audit Committee. The Amended and Restated Charter is included as Appendix A to the Proxy Statement for the 2003 Annual Meeting of Stockholders.

Respectfully submitted by the members of the Audit Committee of the Board of Directors for the fiscal year ended October 31, 2002.

Delwin D. Hock

Gerald Harrison

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for professional services related to the audit of our annual financial statements for fiscal 2002 included in our Annual Report on Form 10-K, and for the review of the financial statements for fiscal 2002 included in our Quarterly Reports on Form 10-Q were $1,010,000.

Financial Information Systems Design and Implementation Fees

No fees were paid to PwC for professional services related to information technology services design and implementation for fiscal 2002.

All Other Fees

The aggregate fees billed by PwC for all other professional services provided to us for fiscal 2002, excluding those described above under “Audit Fees” were $862,000. The other services consisted of tax compliance and planning, international statutory audits and employee benefit plan audits, merger and acquisition services, and other consultation services. In the course of its meetings, the Audit Committee has determined that these other services are compatible with maintaining PwC’s independence.

These fees are comprised primarily of the following (in thousands):

Tax compliance and planning	$368
International statutory audits and employee benefit plan audits	299
Review services for other SEC filings	55
Other consultation services	140

Total all other fees	$862

2.    APPROVAL OF THE 2003 J.D. EDWARDS & COMPANY EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2003 Equity Incentive Plan so that we can use it to assist us in achieving the Company’s goals of maintaining consistent profitable growth and increasing stockholder value, while also receiving a federal income tax deduction for certain compensation paid under the Equity Incentive Plan. Our Board of Directors has approved the 2003 Equity Incentive Plan, subject to approval from our stockholders at the Annual Meeting. If the stockholders approve the 2003 Equity Incentive Plan, it will replace our 1997 Equity Incentive Plan which will be terminated, except with respect to outstanding awards previously granted thereunder, and no further options will be granted under the 1997 Equity Incentive Plan. Our named executive officers and directors have an interest in this proposal.

A total of 10,000,000 shares of our common stock have initially been reserved for issuance under the Equity Incentive Plan. Additional shares of our common stock will be added to the Equity Incentive Plan on the first day of each fiscal year beginning on the first day of our 2004 fiscal year and ending on the first day of our 2012 fiscal year equal to the lesser of (a) 9,000,000, (b) 5% of the outstanding shares of common stock on the last day of the preceding fiscal year, or (c) an amount determined by our Board of Directors. As of February 21, 2003, no awards have been granted under the 2003 Equity Incentive Plan.

We believe strongly that your approval of the 2003 Equity Incentive Plan is essential to our continued success and to the continued value of your investment. Our employees are our most valuable asset. Stock options and other awards such as those provided under the Equity Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve our goals of maintaining consistent profitable growth and increasing stockholder value.

Summary of the Equity Incentive Plan

The following paragraphs provide a summary of the principal features of the 2003 Equity Incentive Plan (the “Plan”) and its operation. The following summary is qualified in its entirety by reference to the Plan. To view a copy of the Plan in its entirety, please visit the Investors Relations website at www.jdedwards.com.

Background and Purpose of the Plan

The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted stock, (4) performance units, and (5) performance shares (each, an “Award”). The Plan is intended to increase the variety of incentives that we offer to eligible employees, non-employee directors and consultants who provide significant services to us. This encourages stock ownership by key performers and aligns their interests with our stockholders’ interests in our success. The Plan is also intended to further our growth and profitability.

Administration of the Plan

The Compensation Committee of our Board of Directors (the “Committee”) administers the Plan. The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and also as “outside directors” under Section 162(m) of the Internal Revenue Code (so that we can receive a federal tax deduction for certain compensation paid under the Plan). The current members of the Committee qualify under each of these standards.

Subject to the terms of the Plan, the Committee has the sole discretion to select the employees and consultants who receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or our officers, but only the Committee itself can make Awards to participants who are our executive officers.

If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares of common stock subject to the award generally will be returned to the available pool of shares reserved for issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards

The Committee selects the employees and consultants who will be granted Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants. Our non-employee directors generally are not eligible to receive discretionary Awards under the Plan. Instead, our non-employee directors are automatically granted Awards of a predetermined number of nonqualified stock options, and certain cash payments, for each year that they serve on our Board, except that non-employee directors may choose to forgo their retainer, meeting and committee fees, if any, in exchange for awards of options and/or restricted stock.

Stock Options

A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options. The Committee will determine the number of shares covered by each option, but during a given fiscal year, no participant may be granted options covering more than 2,000,000 shares, except an additional 1,000,000 shares may be granted to an employee in connection with his or her initial employment as inducement to join J.D. Edwards.

The exercise price of the shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by incentive stock options or nonqualified options intended to qualify as “performance based” under Section 162(m) of the Code, unless nonqualified options are otherwise so qualified. No more than 20% of the shares reserved for issuance under the Plan may be issued pursuant to nonqualified stock options with an exercise price less than 100% of the fair market value of the shares covered by such an option on the date of grant.

In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all of our classes of stock or that of any of our subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

An option granted under the Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee, but not later than 8 years after the grant date (except in certain cases of death, in which case a participant’s option would remain exercisable for up to three years after the date of death).

The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares that are already owned by the participant, or by any other means which the Committee determines to be consistent with the purpose of the Plan. The participant must pay any taxes that we are is required to withhold at the time of exercise.

Stock Appreciation Rights

Awards of stock appreciation rights may be granted in connection with all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. No participant may be granted stock appreciation rights covering more than 2,000,000 shares in any fiscal year.

The Committee determines the terms of stock appreciation rights, except that the exercise price of a stock appreciation right may not be less than 100% of the fair market value of the shares on the date of grant.

A stock appreciation right in connection with an option will entitle the participant to exercise the stock appreciation right by surrendering to us a portion of the unexercised related option. The participant will receive in exchange from us an amount equal to the excess of the fair market value of the shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from us an amount equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares covered by the exercised portion of the stock appreciation right on the date of grant. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement.

Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine.

Restricted Stock

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the number of shares of restricted stock granted to any employee or consultant, but during any fiscal year of the Company, no participant may be granted more than 300,000 shares of restricted stock. Also, the total number of shares subject to Awards of restricted stock under the Plan may not exceed 20% of the shares reserved for issuance under the Plan.

In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the participant satisfies performance goals established by the Committee.

Performance Units and Performance Shares

Performance units and performance shares are Awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the Awards otherwise vest. The applicable performance goals will be determined by the Committee, and may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities (see “Performance Goals” below for more information).

During any fiscal year, no participant may receive performance units with an initial value of more than $2,000,000 and no participant may receive more than 300,000 performance shares.

Non-Employee Director Stock Options

Under the Plan, our non-employee directors will receive annual, automatic, non-discretionary grants of nonqualified stock options.

Each new non-employee director will receive an option to purchase 35,000 Shares as of the date he or she first becomes a non-employee director. Each non-employee director also will receive on the last business day of each fiscal year thereafter an option to purchase 10,000 Shares, provided that he or she remains an eligible non-employee director and has served as a director for at least six months.

The exercise price of each option granted to a non-employee director is equal to 100% of the fair market value (on the date of grant) of the Shares covered by the option. The option granted to a non-employee director when he or she first becomes a non-employee director vests as to 1/3rd of the option on the first anniversary of the grant date, and the remainder of the option vests monthly over the next two years (assuming that he or she remains a non-employee director on each scheduled vesting date). All options granted thereafter to the non-employee director will be vested on the grant date. However, if a non-employee director’s service on the Board terminates due to death, his or her unvested options will immediately vest.

Options granted to non-employee directors generally expire no later than 8 years after the date of grant. If a non-employee director terminates his or her service on the Board prior to an option’s normal expiration date, the period of exercisability of the option varies, depending upon the reason for the termination.

Additionally our non-employee directors may elect to forego receipt of all or a portion of the annual retainer, committee fees and meeting fees otherwise due to them in exchange for restricted stock and/or options. The number of shares of restricted stock received by any non-employee director shall equal the amount of foregone compensation divided by the fair market value of a share on the date the compensation otherwise would have been paid to the them, rounded up to the nearest whole number of shares. The number of options granted shall be determined by dividing the cash amount foregone by an option pricing model determined by the Committee (e.g., Black-Scholes), rounded up to the nearest whole number of shares. The procedures adopted by the Committee for elections shall be designed to ensure that any such election by a non-employee director will not disqualify him or her as a “non-employee director” under Rule 16b-3.

Change of Control

In the event of a “change of control” of J.D. Edwards, the successor corporation will either assume or provide a substitute Award for each outstanding stock option and stock appreciation right. In the event the successor corporation refuses to assume or provide a substitute Award, the Committee will provide at least 15 days notice that the option or stock appreciation right will immediately vest and become exercisable as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period. If the successor corporation assumes or provides a replacement Award and the participant is terminated for reasons other than “misconduct” during the 12-month period following the change of control, then such participant’s Award will immediately vest and become exercisable as to all of the shares subject to such Award.

In the event of a “change of control” of J.D. Edwards, any repurchase or reacquisition right with respect to restricted stock will be assigned to the successor corporation. In the event any such repurchase or reacquisition right is not assigned to the successor corporation, the repurchase or reacquisition right will lapse and the participant will be fully vested in such shares of restricted stock. If the repurchase or reacquisition right is assigned to the successor corporation and the participant is terminated for reasons other than “misconduct” during the 12-month period following the change of control, then the participant’s restricted stock (or the property into which the restricted stock was converted upon the change of control) will immediately have any repurchase or reacquisition right lapse and the participant will be fully vested in the restricted stock (or the property for which the restricted stock was converted upon the change of control).

In the event of a “change of control” of J.D. Edwards, the Committee or the Board may provide that the Performance Units or Shares are assumed, terminated prior to the change of control and/or immediately vested prior to the change of control. In the event Performance Units or Shares are assumed, then the successor shall have the ability to reasonably and equitably adjust the applicable performance goals.

Performance Goals

The Committee (in its discretion) may establish performance goals applicable to a participant with respect to an Award. At the Committee’s discretion, one or more of the following Company performance goals may apply: earnings per share, profit after tax, profit before tax, return on capital, return on equity, return on sales, revenue, total stockholder return, market share, cash flow, operating margin and individual objectives.

Awards to be Granted to Certain Individuals and Groups

The number of Awards that an employee or consultant may receive under the proposed Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth, for each Named Executive Officer, all executive officers, as a group, and all directors and employees who are not executive officers, as a group, (a) the aggregate number of shares subject to options granted under the 1997 Equity Incentive Plan during the last fiscal year, (b) the average per share exercise price of such options, (c) the aggregate number of shares of restricted stock granted under the Plan during the last fiscal year, and (d) the dollar value of such shares of restricted stock based on $11.91 per Share, the last reported trade price for shares on February 11, 2003.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price	Number of Shares of Restricted Stock Granted	Dollar Value of Shares of Restricted Stock Granted
Robert M. Dutkowsky, President and Chief Executive Officer and Chairman	1,600,000	$15.90	100,000	$1,190,000	(1)
Richard E. Allen, Executive Vice President and Chief Financial Officer	—	—	—	—
John H. Bonde, Former Executive Vice President and Chief Operating Officer	—	—	20,000	238,000	(1)
Harry Debes, Senior Vice President, Americas Sales and Consulting Services	—	—	—	—
Michael C. Madden, Senior Vice President, Software Engineering and Chief Technology Officer	—	—	—	—
C. Edward McVaney, Former President and Chief Executive Officer and Chairman	—	—	—	—
All executive officers, as a group	1,627,500	15.82	120,000	1,428,000	(1)
All directors who are not executive officers, as a group	—	—	—	—
All employees who are not executive officers, as a group	1,477,252	12.74	—	—

(1)	Dollar value minus purchase price of $.01 per share.

Limited Transferability of Awards

Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, participants may, in a manner specified by the Committee, transfer nonqualified stock options (a) pursuant to a court-approved domestic relations order, and (b) by bona fide gift to a member of the participant’s immediate family, to a trust or other entity for the sole benefit of the member(s) of the participant’s immediate family, to a partnership, limited liability company or other entity whose members are the participant and/or his or her immediate family, or to a tax-qualified charity.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and J.D. Edwards of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares

A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting in an amount equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect for J.D. Edwards

J.D. Edwards generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Generally, under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that satisfy the conditions of Section 162(m), thereby permitting J.D. Edwards to continue to receive a federal income tax deduction in connection with all such Awards.

Amendment and Termination of the Plan

The Board generally may amend or terminate the Plan at any time and for any reason.

Summary

We believe strongly that the approval of the Plan is essential to our continued success. Awards such as those provided under the Plan constitute an important incentive for key employees and other service providers of J.D. Edwards and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Plan is essential for us to compete for talent in the labor markets in which we operate.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE J.D. EDWARDS 2003 EQUITY INCENTIVE PLAN.

3.    APPROVAL OF J.D. EDWARDS & COMPANY PERFORMANCE BASED BONUS PLAN

We are asking stockholders to approve our Performance Based Bonus Plan (the “Performance Plan”), under which cash incentive compensation paid would be performance based for purposes of exemption from the limitations of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). Our Board of Directors approved the Performance Plan effective November 1, 2002, subject to approval from our stockholders.

Summary of the Performance Plan

The following summary of the Performance Plan does not contain all of the terms and conditions of the Plan and is qualified in its entirety by reference to the Performance Plan. To view a copy of the Performance Plan in its entirety, please visit the Investors Relations website at www.jdedwards.com.

Purpose of the Performance Plan

The purpose of the Performance Plan is to increase shareholder value and the success of J.D. Edwards by motivating key executives to perform to the best of their abilities and to achieve our objectives. The Performance Plan accomplishes this by paying awards only after the achievement of the specified goals.

Eligibility

The Compensation Committee (the “Committee”) selects the executives who will be eligible to receive awards under the Performance Plan. The actual number of executives who will be eligible to receive an award during any particular year cannot be determined in advance because the Compensation Committee has discretion to select the participants. We currently expect that no more than 6 or 7 executives will participate in the Performance Plan in any one year.

Target Awards and Performance Goals

Each performance period, the Committee assigns each participant a target award and performance goal or goals that must be achieved before an award actually will be paid to the participant. The participant’s target award is expressed as a percentage of his or her base salary or a specified dollar amount, as determined at the end of the applicable performance period. The performance goals require the Company’s achievement of objectives for one or more of (a) earnings per share, (b) profit after tax, (c) profit before tax, (d) return on capital, (e) return on equity, (f) return on sales, (g) revenue, (h) total shareholder return, (i) market share, (j) cash flow, (k) operating margin, and (l) individual objectives. No participant may participate in more than three performance periods at any one time. We believe that these performance goals are the same performance metrics by which the investment community is measuring our performance and that pursuit of these goals more closely aligns us with our stockholders’ interests.

Actual Awards

After the performance period ends, the Committee certifies in writing the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant’s target award based on the level of actual performance attained. However, the Performance Plan limits actual awards to a maximum of $2 million per person in any performance period, even if the formula otherwise indicates a larger award.

Unless determined otherwise by the Committee, a participant will forfeit the bonus if participant terminates employment before a bonus is paid; however, the Committee has discretion to pay out part or all of the award.

Actual awards generally are paid in cash (or its equivalent) no later than 90 days after the performance period ends. However, the Committee instead may convert the cash payment into an equivalent amount of our shares or options that may vest over a period of time not to exceed four years. The Committee also may permit a participant to defer the receipt of the payment of cash that would otherwise be paid to a participant under the Performance Plan.

Administration

The Committee administers the Performance Plan. Members of the Committee must qualify as outside directors under section 162(m). Subject to the terms of the Performance Plan, the Committee has sole discretion to:

•	select the employees who will receive awards;

•	determine the target award for each participant;

•	determine the performance goals that must be achieved before any actual awards are paid;

•	establish a payout formula to provide for an actual award greater or less than a participant’s target award to reflect actual performance versus the predetermined performance goals; and

•	interpret the provisions of the Performance Plan.

Performance Based Compensation

The Performance Plan also is designed to qualify as “performance based” compensation under section 162(m) of the Internal Revenue Code. Under section 162(m), the Company may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million of compensation in any one year. However, if we pay compensation that is “performance based” under section 162(m), we still can receive a federal income deduction for the compensation even if it is more than $1 million during a single year. The Performance Plan allows J.D. Edwards to pay incentive compensation that is performance based and therefore fully tax deductible on our federal income tax return.

Amendment and Termination of the Plan

The Board may amend or terminate the Performance Plan at any time and for any reason. No amendment or termination may impair the rights of a participant without his or her consent.

Awards Granted

Awards under the plan are determined based on actual performance, so future actual awards (if any) cannot now be determined. The following table sets forth the existing target awards that would be payable to Robert M. Dutkowsky if the performance goals established by the Compensation Committee for fiscal 2003 are exactly 100% achieved. The actual award paid, if any, will depend on actual performance compared to the targeted performance goals, and there is no assurance that the targeted performance goals will be achieved.

Name of Individual	Target Award
Robert M. Dutkowsky, President and Chief Executive Officer	$650,000

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PERFORMANCE BASED BONUS PLAN.

4.    RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS J.D. EDWARDS’ INDEPENDENT ACCOUNTANTS FOR FISCAL 2003

The Audit Committee has recommended, and the Board of Directors of J.D. Edwards has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants for fiscal 2003. PricewaterhouseCoopers LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2003.

PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

All stockholder proposals to be considered for inclusion in next year’s Proxy Statement must be submitted, in writing, to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention: Secretary by October 23, 2003. Stockholder proposals must comply with Rule 14a-8 of the Securities Exchange Act of 1934. Additionally, the advance notice provisions of the Company’s bylaws require that any stockholder proposal to be presented from the floor of the 2004 Annual Meeting must be submitted in writing to J.D. Edwards’ Secretary, at the above address, not less than 60 days prior to the meeting. The advance notice must be accompanied by a brief description of the business to be brought before the meeting; the name and address of the stockholder; the class and number of shares held; and any material interest the stockholder has in the business. Proposals may be presented after the Governance and Nominating Committee of our Board of Directors has determined that it is a proper matter for consideration under our bylaws. In addition to these procedures, a stockholder’s notice with regard to nominations for the election of directors must contain specific information concerning the nominees.

SOLICITATION OF PROXIES

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of J.D. Edwards. In addition to mailing Proxy solicitation material, J.D. Edwards’ officers, directors and regular supervisory and executive employees may also solicit Proxies in person, by telephone, or by other electronic means of communication. J.D. Edwards will ask banks, brokers, other institutions, nominees, and fiduciaries to forward the Proxy material to their principals and to obtain authority to execute Proxies. J.D. Edwards will reimburse them for expenses. J.D. Edwards will pay all the costs of soliciting Proxies.

VOTING PROCEDURES

Tabulation of Votes:    Representatives of ComputerShare Trust Co., Inc., our transfer agent, will count the votes and act as the inspector of election.

Effect of an abstention and Broker Non-Votes:    Abstaining votes and broker non-votes are counted as present for determining whether a quorum exists. Abstaining votes are deemed to be votes cast and are included in the tabulation of the voting results. Broker non-votes are not deemed to be votes cast and as a result, broker non-votes are not included in the tabulation of the voting results on the proposals and do not count as votes against such matters. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that item.

Quorum and Votes Required for Approval:    A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present at the meeting or represented by Proxy. The two Class III Board nominees receiving the highest number of votes cast will be elected. The affirmative vote of a majority of votes cast is required to approve the 2003 J.D. Edwards & Company Equity Incentive Plan and the J.D. Edwards & Company Performance Based Bonus Plan, as well as to ratify the appointment of the independent accountants.

Confidentiality of Your Votes:    Proxy cards, ballots, Internet and telephone voting, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Computershare Trust Co. will not disclose your vote to management unless it is necessary to meet legal requirements. Computershare will, however, forward to management any written comments you make on the Proxy card or elsewhere without disclosing your name unless it is necessary to meet legal requirements.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than what has been described above. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on these matters.

THE BOARD OF DIRECTORS

Denver, Colorado

February 21, 2003

APPENDIX A

AMENDED AND RESTATED CHARTER

FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF J.D. EDWARDS & COMPANY

I.    PURPOSE:

The purpose of the Audit Committee of the Board of Directors of J.D. Edwards (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and of its independent auditors;

•	Prepare the report that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations; and

•	Undertake the specific duties and responsibilities listed below and any other specific duties as the Board of Directors from time to time prescribes.

II.    MEMBERSHIP:

The members of the Audit Committee shall be appointed by and shall serve at the discretion of the Board of Directors. The Audit Committee shall consist of at least three members of the Board, all of whom shall be “independent” directors as defined in NASD and SEC rules including i) not accepting any consulting, advisory, or compensation fees other than in their capacity as Board members, and ii) not being an affiliated person of J.D. Edwards or any subsidiary thereof. Each member will be financially literate as defined by the Nasdaq rules and the Company’s Board in its business judgment, and at least one member will be an “audit committee financial expert” as defined by the SEC.

III.    RESPONSIBILITIES:

The Audit Committee has the authority to undertake the following duties and responsibilities:

A.    Documents/Reports Review

1.	Review before release the unaudited quarterly operating results in the Company’s quarterly earnings release and discuss with management and the independent auditors the quarterly review prior to filing the 10-Q;

2.	Review and discuss with management and the independent auditors before release the audited financial statements and Management’s Discussion and Analysis in the Company’s annual report on Form 10-K;

3.	Review the reports prepared by Internal Audit and management’s responses to those reports;

4.	Obtain from the CEO, CFO, and other signing officers the disclosure of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the

Company’s ability to record, process, summarize, and report financial data and have identified for the independent auditors any material weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls; and

5.	Review this Audit Committee charter annually, and modify it as necessary.

B.    Independent Accountants

1.	Appointment, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

2.	Pre-approve all auditing and allowable non-audit services, except for established de minimus exceptions;

3.	Provide a forum for the independent auditors to meet in closed session with the Audit Committee;

4.	Receive from and review the independent auditors quarterly written disclosures and the letter required by the Independence Standards Board Standard No. 1 delineating all relationships between the auditor and the company and their potential impact on independence, as may be modified or supplemented, and discuss with the independent auditors their independence;

5.	Review and discuss with the independent auditors and management on a quarterly basis, the compatibility of non-audit services with maintaining the auditor’s independence;

6.	Prior to the annual independent audit, review with the independent auditors and management the auditors’ proposed audit scope and approach and areas of audit emphasis; and

7.	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), as amended.

C.    Internal Auditors

1.	Ensure that the Director of Internal Audit reports directly to the Audit Committee;

2.	Appoint, replace, reassign, or dismiss the Director of Internal Audit in coordination with the CFO; and

3.	Review on a continuing basis, the activities, organizational structure, and qualifications of the Internal Audit function.

D.    Financial Organization

1.	Review with senior management and the independent auditors the Company’s accounting and financial personnel resources.

E.    Internal Controls and Process Improvement

1.	Review on a continuing basis the adequacy of the Company’s system of internal controls, policies, and procedures. Review before release the disclosure regarding the internal controls and the assessment of the effectiveness of the internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure; and

2.	Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and their judgment about the quality of the Company’s accounting principles, the form and content of the Company’s financial statements and disclosures, and the required communications from the independent auditors under generally accepted auditing standards and SEC regulations;

3.	Provide oversight and review of the Company’s risk management policies, including an annual review of the Company’s investment policies and performance for cash and long-term investments.

F.    Ethics and Legal Compliance

1.	Review management’s monitoring of compliance with the Company’s Business Ethics and Conduct Policy and with the Foreign Corrupt Practices Act;

2.	Review with the General Counsel any legal matter that could have a significant impact of the Company’s financial statements;

3.	Review, approve, and monitor the Company’s code of ethics for senior financial officers; and

4.	Establish procedures for (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and (iii) notification to the Audit Committee of significant matters related to ethics and legal compliance.

G.    Reporting

1.	Include in the proxy statement an Audit Committee report in accordance with the rules and regulations of the SEC.

H.    Other

1.	Reviewing and approving in advance related party transactions for potential conflicts of interest;

2.	If necessary, instituting special investigations;

3.	Undertaking such other oversight duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee’s examination and recommendations.

IV.    MEETINGS:

The Audit Committee will meet at least quarterly. Each meeting will include a separate session with the independent auditors. Separate sessions with Internal Audit or the Company’s management will be scheduled as needed to discuss any matters that should be discussed privately.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.

The Audit Committee is authorized, by majority vote, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action.

V.    REPORTS:

The Audit Committee may report summaries of its recommendations to the Board in written or oral form. The Audit Committee recommendations will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

VI.    MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VII.    OTHER:

The Audit Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee:

•	(i) at the expense of the Company and not at the expense of the members thereof, to retain independent counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

•	(ii) to request from and/or rely upon advice on aspects of operations or financial condition of the Company from the Chief Executive Officer, the Chief Financial Officer, and from the independent auditors.

The officers of the Company are requested to cooperate with the Audit Committee and to render assistance to it as it shall request in carrying out its functions.

Approved by:

/s/  DELWIN D. HOCK

February 4, 2003

/s/  GERALD HARRISON

February 4, 2003

/s/  KATHLEEN J. CUNNINGHAM

February 4, 2003

APPENDIX B

J.D. EDWARDS & COMPANY

EQUITY INCENTIVE PLAN

(Effective March 26, 2003)

-i-

(Continued)

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(Continued)

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(Continued)

		Page
13.1	Gender and Number	19
13.2	Severability	19
13.3	Requirements of Law	19
13.4	Securities Law Compliance	19
13.5	Governing Law	19
13.6	Captions	19

EXECUTION		19

-iv-

J.D. EDWARDS & COMPANY EQUITY INCENTIVE PLAN

SECTION 1

BACKGROUND AND PURPOSE

1.1    Background and Effective Date.    The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of March 26, 2003, subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2003 Annual Meeting of Stockholders of the Company.

1.2    Purpose of the Plan.    The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders and to permit the payment of compensation that qualifies as performance-based compensation under section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1    “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2    “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3    “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

2.4    “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6    “Cash Flow” means as to any Performance Period, the Company’s or a business unit’s cash generated from operating activities, determined in accordance with generally accepted accounting principles.

2.7    “Change in Control” means the occurrence of any of the following events:

(a)  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)  The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(d)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.8    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9    “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.10    “Company” means J.D. Edwards & Company, a Delaware corporation, or any successor thereto.

2.11    “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.12    “Director” means any individual who is a member of the Board of Directors of the Company.

2.13    “Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.14    Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Profit After Tax, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.15    “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16    “Exchange Program” means a program established by the Committee whereby outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (a) Awards with a lower Exercise Price, (b) a different type of Award, (c) cash, or (d) a combination of (a), (b) and/or (c).

2.17    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.18    “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the closing bid on the relevant date. If there are neither bids nor sales on the relevant date then Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.19    “Fiscal Year” means the fiscal year of the Company.

2.20    “Grant Date” means, with respect to an Award, the date that the Award was approved by the Committee or a later date specified by the Committee.

2.21    “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22    “Individual Objectives” means quantifiable objectives determined by the Committee that will measure the individual’s performance of his or her overall duties to the Company which may include the level of voluntary Employee turnover, the release of software products, the number of customer escalations, measures related to long-term strategic plans, and measures related to succession plans.

2.23    “Market Share” means as to any Performance Period, the Company’s or a business unit’s percentage of a market segment with respect to a product.

2.24    “Misconduct” means, at any time within (a) the term of an Option granted hereunder, (b) within one (1) year after a Participant’s Termination of Service, or (c) within one (1) year after exercise of any portion of an Option granted hereunder, whichever is the latest, the commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate), including, but not limited to: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an entity that is in competition with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (d) misuse of any trade or business secrets or confidential, secret, privileged, or non-public information relating to the Company’s (or any Affiliate’s) business or breach of the Company’s Confidentiality Agreement, or (e) participating in a hostile takeover attempt of the Company. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.25    “Nonemployee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.26    “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.27    “Operating Margin” means as to any Performance Period, the Company’s or a business unit’s revenue less operating expenses, divided by revenue determined in accordance with generally accepted accounting principles.

2.28    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.29    “Participant” means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

2.30    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Earnings per Share, (b) Profit After Tax, (c) Profit Before Tax, (d) Return on Capital, (e) Return on Equity, (f) Return on Sales, (g) Revenue, (h) Total Shareholder Return, (i) Market Share, (j) Cash Flow, (k) Operating Margin, and (l) Individual Objectives. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

2.31    “Performance Share” means an Award granted to a Participant pursuant to Section 8.

2.32    “Performance Unit” means an Award granted to a Participant pursuant to Section 8.

2.33    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion.

2.34    “Plan” means the J.D. Edwards & Company Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.35    “Profit After Tax” means as to any Performance Period, the Company’s or a business unit’s net income after taxes, determined in accordance with generally accepted accounting principles.

2.36    ”Profit Before Tax” means as to any Performance Period, the Company’s or a business unit’s net income before taxes, determined in accordance with generally accepted accounting principles.

2.37    “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.38    “Retirement” means, in the case of an Employee or a Nonemployee Director a Termination of Service occurring on or after age sixty-five (65). With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.”

2.39    “Return on Capital” means as to any Performance Period, the Company’s or a business unit’s Profit After Tax divided by Company’s or business unit’s, as applicable, average invested capital, determined in accordance with generally accepted accounting principles.

2.40    “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Profit After Tax divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

2.41    “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Profit After Tax, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.42    “Revenue” means as to any Performance Period, the Company’s or business unit’s net fees generated from third parties and recognized as revenue in accordance with generally accepted accounting principles.

2.43    “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.44    “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.45    “Shares” means the shares of common stock of the Company.

2.46    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

2.47    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.48    “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary or a specific dollar amount, as determined by the Committee in accordance with Section 3.

2.49    “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability, Retirement or non-reelection to the Board.

2.50    “Total Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

ADMINISTRATION

3.1    The Committee.    The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) ”non-employee directors” under Rule 16b-3, and (b) ”outside directors” under Section 162(m) of the Code.

3.2    Authority of the Committee.    It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (f) effect, at any time and from time to time, an Exchange Program, and (g) interpret, amend or revoke any such rules.

3.3    Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4    Decisions Binding.    All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 10,000,000, plus an annual increase to be added on the first day of the Company’s fiscal year (beginning on the first day of the Company’s 2004 fiscal year and ending on the first day of the Company’s 2012 fiscal year, equal to the lesser of (i) 9,000,000 Shares, (ii) 5% of the outstanding Shares on the immediately preceding date, or (iii) an amount determined by the Board. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2    Limitations.

4.2.1    Nonqualified Stock Options.    In no event shall more than twenty percent (20%) of the Shares reserved under the Plan be granted pursuant to Nonqualified Stock Options with Exercise Prices less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

4.2.2    Restricted Stock.    In no event shall more than twenty percent (20%) of the Shares reserved under the Plan be granted as Shares of Restricted Stock pursuant to Section 7.

4.3    Lapsed Awards.    If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

4.4    Adjustments in Awards and Authorized Shares.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number and class of Shares which may be added annually to the Shares reserved under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1, 8.1 and 9.1. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 2,000,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Options to purchase up to an additional 1,000,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3    Exercise Price.    Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1    Nonqualified Stock Options.    Unless otherwise qualified under 162(m) of the Code as “performance based compensation,” in the case of a Nonqualified Stock Option intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4    Expiration of Options.

5.4.1    Expiration Dates.    Each Option shall terminate no later than the first to occur of the following events:

(a)  The date for termination of the Option set forth in the written Award Agreement; or

(b)  The expiration of eight (8) years from the Grant Date.

5.4.2    Death of Participant.    Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

5.4.3    Committee Discretion.    Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5    Exercisability of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6    Payment.    Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (such previously acquired Shares must have been held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, unless otherwise determined by the Committee), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8    Certain Additional Provisions for Incentive Stock Options.

5.8.1    Exercisability.    The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2    Termination of Service.    No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise.

5.8.3    Company and Subsidiaries Only.    Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4    Expiration.    No Incentive Stock Option may be exercised after the expiration of eight (8) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1    Grant of SARs.    Subject to the terms and conditions of the Plan, an SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

6.1.1    Number of Shares.    The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 2,000,000 Shares.

6.1.2    Exercise Price and Other Terms.    The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3    Expiration of SARs.    An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.4    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company an amount determined by multiplying:

(a)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)  The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 7

RESTRICTED STOCK

7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall receive more than 300,000 Shares of Restricted Stock.

7.2    Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3    Transferability.    Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4    Other Restrictions.    The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1    General Restrictions.    The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3    Legend on Certificates.    The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under

Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $2,000,000, and (b) no Participant shall receive more than 300,000 Performance Shares.

8.2    Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3    Performance Objectives and Other Terms.    The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the “Performance Period.” Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1    General Performance Objectives.    The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

8.3.2    Section 162(m) Performance Objectives.    For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units/Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units/Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

8.5    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

8.6    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

NONEMPLOYEE DIRECTOR OPTIONS

The provisions of this Section 9 are applicable only to Options granted to Nonemployee Directors. The provisions of Section 5 are applicable to Options granted to Employees and Consultants (and to the extent provided in Section 9.2.7, to Options granted to Nonemployee Directors).

9.1    Granting of Options.

9.1.1    Initial Grants.    Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of this Plan, automatically shall receive, as of the date that the individual first is appointed or elected as a Nonemployee Director, an Option to purchase 35,000 Shares.

9.1.2    Ongoing Grants.    Each Nonemployee Director who both (a) is a Nonemployee Director on the last business day of a Fiscal Year, and (b) has served as a Nonemployee Director for at least six months (which includes such last business day), automatically shall receive, as of such last business day only, an Option to purchase 10,000 Shares.

9.2    Terms of Options.

9.2.1    Option Agreement.    Each Option granted pursuant to this Section 9 shall be evidenced by a written Award Agreement between the Participant and the Company.

9.2.2    Exercise Price.    The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

9.2.3    Exercisability.

(a)  Each Option granted pursuant to Section 9.1.1 shall become exercisable as to 1/3rd of the Shares on the first anniversary of the Grant Date, and as to 1/36th of the Shares each month thereafter, so that the Option shall be 100% vested on the third anniversary of the Grant Date.

(b)  Each Option granted pursuant to Section 9.1.2 shall be fully exercisable on the Grant Date.

(c)  Notwithstanding any contrary provision of this Section 9.2.3, the Committee or the Board, in their sole discretion, may accelerate the exercisability of the Options granted pursuant to this Section 9.

(d)  Notwithstanding any contrary provision of this Section 9.2.3, once a Participant ceases to be a Director, his or her Options which are not then exercisable shall never become exercisable and shall be immediately forfeited, except to the limited extent provided in Section 9.2.5.

9.2.4    Expiration of Options. Each Option granted pursuant to this Section 9 shall terminate upon the first to occur of the following events:

(a)  The expiration of eight (8) years from the Grant Date; or

(b)  The expiration of three (3) months from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability or Retirement; or

(c)  The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability or Retirement.

9.2.5    Death of Participant.    Notwithstanding the provisions of Section 9.2.4, if a Participant dies prior to the expiration of his or her Options in accordance with Section 9.2.4, then (a) one hundred percent (100%) of the Shares covered by his or her Options shall immediately become one hundred percent (100%) exercisable, and (b) his or her Options shall terminate one (1) year after the date of his or her death.

9.2.6    Not Incentive Stock Options.    Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

9.2.7    Other Terms.    All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Nonemployee Directors.

9.2.8    Substitute Options.    Notwithstanding the provisions of Section 9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

9.3    Elections by Nonemployee Directors.    Pursuant to such procedures as the Committee (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of the annual retainer, committee fees and meeting fees otherwise due to the Nonemployee Director in exchange for Restricted Stock or Options. The number of Shares of Restricted Stock received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The number of Options granted shall be determined by dividing the cash amount foregone by an option pricing model determined by the Committee (e.g., Black-Scholes), rounded up to the nearest whole number of Shares. The procedures adopted by the Committee for elections under this Section 9.3 shall be designed to ensure that any such election by a Nonemployee Director will not disqualify him or her as a “non-employee director” under Rule 16b-3.

SECTION 10

MISCELLANEOUS

10.1    Change in Control.

10.1.1    Options and SARs.

(a)  In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation.

(b)  In the event that the successor corporation refuses to assume or substitute for the Option or SAR, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(c)  For the purposes of this Section 10.1.1, the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee or the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

(d)  With respect to Options and SARs that are assumed or substituted for, if within eighteen (18) months following the Change in Control the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable.

10.1.2    Restricted Stock.

(a)  In the event of a Change in Control, any Company repurchase or reacquisition right with respect to outstanding Shares of Restricted Stock held by the Participant will be assigned to the successor corporation. In the event that the successor corporation refuses to accept the assignment of any such Company repurchase or reacquisition right, such Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Shares of Restricted Stock immediately prior to the Change in Control.

(b)  If the Company repurchase or reacquisition right with respect to a Share of Restricted Stock is assigned to the successor corporation and, within eighteen (18) months following the Change in Control, the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then such Participant’s Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control) will immediately have any Company repurchase or reacquisition right lapse and the Participant will become one hundred percent (100%) vested in such Shares of Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control).

10.1.3    Performance Shares and Performance Units.    In the event of a Change in Control, the Committee or the Board, in its discretion, may provide for any one or more of the following with respect to the Performance Shares and Units: (a) any outstanding Performance Shares and Units shall be assumed by the successor corporation or a parent or Subsidiary of the successor corporation, (b) any outstanding Performance Shares and Units shall be terminated immediately prior to the Change in Control, or (c) with respect to a Change in Control that occurs prior to a Participant’s Termination of Service, one hundred percent (100%) of any outstanding Performance Shares or Units shall be deemed to be earned and shall be immediately payable to the Participant, or, in cases where a Participant has received a target award of Performance Units or Shares, one hundred percent (100%) of the target amount shall vest. In the event any outstanding Performance Shares and Units are assumed, the successor corporation shall have the ability to reasonably and equitably adjust the Performance Goals.

10.2    Deferrals.    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such

Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

10.3    No Effect on Employment or Service.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

10.4    Participation.    No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.5    Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.6    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

10.7    Beneficiary Designations.    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.8    Limited Transferability of Awards.    No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.7. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

10.9    No Rights as Stockholder.    Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

SECTION 11

AMENDMENT, TERMINATION, AND DURATION

11.1    Amendment, Suspension, or Termination.    The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2    Duration of the Plan.    The Plan shall be effective as of March 26, 2003, and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 26, 2013.

SECTION 12

TAX WITHHOLDING

12.1    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2    Withholding Arrangements.    The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld.

SECTION 13

LEGAL CONSTRUCTION

13.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4    Securities Law Compliance.    With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.5    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Colorado.

13.6    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this restated Plan on the date indicated below.

J.D. EDWARDS & COMPANY

Dated: , 2003	By:
Title:

APPENDIX C

J.D. EDWARDS & COMPANY

PERFORMANCE BASED BONUS PLAN

(Effective November 1, 2002)

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3.2	Determination of Performance Goals	4
3.3	Determination of Target Awards	4
3.4	Determination of Payout Formula or Formulae	4
3.5	Date for Determinations	5
3.6	Determination of Actual Awards	5

SECTION 4 PAYMENT OF AWARDS		5

4.1	Right to Receive Payment	5
4.2	Timing of Payment	5
4.3	Form of Payment	5
4.4	Payment in the Event of Death	6

SECTION 5 ADMINISTRATION		6

5.1	Committee is the Administrator	6
5.2	Committee Authority	6
5.3	Decisions Binding	6
5.4	Delegation by the Committee	6

SECTION 6 GENERAL PROVISIONS		6

6.1	Tax Withholding	6
6.2	No Effect on Employment	6
6.3	Participation	7
6.4	Indemnification	7
6.5	Successors	7
6.6	Beneficiary Designations	7
6.7	Nontransferability of Awards	7
6.8	Deferrals	7

SECTION 7 AMENDMENT, TERMINATION AND DURATION		8

7.1	Amendment, Suspension or Termination	8
7.2	Duration of the Plan	8

SECTION 8 LEGAL CONSTRUCTION		8

8.1	Gender and Number	8
8.2	Severability	8
8.3	Requirements of Law	8
8.4	Governing Law	8
8.5	Captions	8

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J.D. EDWARDS & COMPANY

PERFORMANCE BASED BONUS PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1    Effective Date.    The Plan is effective as of November 1, 2002, subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2003 Annual Meeting of Stockholders of the Company.

1.2    Purpose of the Plan.    The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is intended to permit the payment of bonuses that qualify as performance-based compensation under section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1    “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.6 to eliminate or reduce the award otherwise determined by the Payout Formula.

2.2    “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.3    “Base Salary” means as to any Performance Period, the Participant’s annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans and Affiliate-sponsored plans.

2.4    “Board” means the Board of Directors of the Company.

2.5    “Cash Flow” means as to any Performance Period, the Company’s or a business unit’s cash generated from operating activities, determined in accordance with generally accepted accounting principles.

2.6    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7    “Committee” means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

2.8    “Company” means J.D. Edwards & Company, a Delaware corporation, or any successor thereto.

2.9    “Determination Date” means the latest possible date that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under section 162(m) of the Code.

2.10    “Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.11    “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Profit After Tax, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.12    “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13    “Fiscal Year” means the fiscal year of the Company.

2.14    “Individual Objectives” means quantifiable objectives determined by the Committee that will measure the individual’s performance of his or her overall duties to the Company which may include the level of voluntary Employee turnover, the release of software products, the number of customer escalations, measures related to long-term strategic plans, and measures related to succession plans.

2.15    “Market Share” means as to any Performance Period, the Company’s or a business unit’s percentage of a market segment with respect to a product.

2.16    “Maximum Award” means as to any Participant for any Performance Period, $2 million.

2.17    “Operating Margin” means as to any Performance Period, the Company’s or a business unit’s revenue less operating expenses, divided by revenue determined in accordance with generally accepted accounting principles.

2.18    “Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

2.19    “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.20    “Performance Period” means any Fiscal Year or such other period longer than a Fiscal Year but not in excess of three Fiscal Years, as determined by the Committee in its sole discretion. With respect to any Participant, there shall exist no more than three Performance Periods at any one time.

2.21    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Earnings per Share, (b) Profit After Tax, and (c) Profit Before Tax, (d) Return on Capital, (e) Return on Equity, (f) Return on Sales, (g) Revenue, (h) Total Shareholder Return, (i) Market Share, (j) Cash Flow, (k) Operating Margin, and (l) Individual Objectives. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

2.22    “Plan” means the J.D. Edwards & Company Performance Bonus Plan, as set forth in this instrument and as hereafter amended from time to time.

2.23    “Profit After Tax” means as to any Performance Period, the Company’s or a business unit’s net income after taxes, determined in accordance with generally accepted accounting principles.

2.24    “Profit Before Tax” means as to any Performance Period, the Company’s or a business unit’s net income before taxes, determined in accordance with generally accepted accounting principles.

2.25    “Retirement” means, with respect to any Participant, a Termination of Employment after attaining at least age 65.

2.26    “Return on Capital” means as to any Performance Period, the Company’s or a business unit’s Profit After Tax divided by Company’s or business unit’s, as applicable, average invested capital, determined in accordance with generally accepted accounting principles.

2.27    “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Profit After Tax divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

2.28    “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Profit After Tax, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.29    “Revenue” means as to any Performance Period, the Company’s or business unit’s net fees generated from third parties and recognized as revenue in accordance with generally accepted accounting principles.

2.30    “Shares” means shares of the Company’s common stock.

2.31    “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary or a specific dollar amount, as determined by the Committee in accordance with Section 3.3.

2.32    “Termination of Employment” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

2.33    “Total Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1    Selection of Participants.    The Committee, in its sole discretion, shall select the Employees who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.2    Determination of Performance Goals.    The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

3.3    Determination of Target Awards.    The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

3.4    Determination of Payout Formula or Formulae.    On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the

Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, in no event shall a Participant’s Actual Award for any Performance Period exceed his or her Maximum Award.

3.5    Date for Determinations.    The Committee shall make all determinations under Section 3.1 through 3.4 on or before the Determination Date.

3.6    Determination of Actual Awards.    After the end of each Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine whether or not a Participant will receive an Actual Award in the event the Participant incurs a Termination of Employment prior to the date the Actual Award is to be paid pursuant Section 4.2 below.

SECTION 4

PAYMENT OF AWARDS

4.1    Right to Receive Payment.    Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company or the Affiliate that employs the Participant (as the case may be), as determined by the Committee. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2    Timing of Payment.    Subject to Section 3.6, payment of each Actual Award shall be made as soon as administratively practicable, but in no event later than 90 days after the end of the applicable Performance Period.

4.3    Form of Payment.    Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in restricted stock and/or options granted under one of the Company’s stock plans. The number of shares of restricted stock granted shall be determined by dividing the cash amount foregone by the fair market value of a share on the date that the cash payment otherwise would have been made, rounded up to the nearest whole number of shares. For this purpose, “fair market value” shall mean the closing price on the NASDAQ/National Market for the day in question. The number of options granted shall be determined by dividing the cash amount foregone by an option pricing model determined by the Committee (e.g., Black-Scholes), rounded up to the nearest whole number of shares. Any restricted stock or options so awarded shall vest over a period of not more than four years, as determined by the Committee.

4.4    Payment in the Event of Death.    If a Participant dies prior to the payment of an Actual Award that was scheduled to be paid to him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

SECTION 5

ADMINISTRATION

5.1    Committee is the Administrator.    The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

5.2    Committee Authority.    It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

5.3    Decisions Binding.    All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

5.4    Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

SECTION 6

GENERAL PROVISIONS

6.1    Tax Withholding.    The Company or an Affiliate, as determined by the Committee, shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).

6.2    No Effect on Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate, as applicable, to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Employment. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during or after a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

6.3    Participation.    No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

6.4    Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

6.5    Successors.    All obligations of the Company and any Affiliate under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company and/or such Affiliate, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company or such Affiliate.

6.6    Beneficiary Designation.    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

6.7    Nontransferability of Awards.    No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

6.8    Deferrals.    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 7

AMENDMENT, TERMINATION AND DURATION

7.1    Amendment, Suspension or Termination.    The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

7.2    Duration of the Plan.    The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter.

SECTION 8

LEGAL CONSTRUCTION

8.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3    Requirements of Law.    The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4    Governing Law.    The Plan and all awards shall be construed in accordance with and governed by the laws of the State of Colorado, but without regard to its conflict of law provisions.

8.5    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, J.D. Edwards & Company, by its duly authorized officer, has executed the Plan on the date indicated below.

J.D. EDWARDS & COMPANY

Dated: , 2003	By:
Name: Title:

J. D. Edwards & Company	000000 0000000000 0 0000

MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6
Holder Account Number

[POSTAL BAR CODE APPEARS HERE]	C 1234567890 J N T

[BARCODE APPEARS HERE]

☐
Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Class III Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Michael J. Maples

02 - Trygve E. Myhren

B	Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approval of 2003 J. D. Edwards & Company Equity Incentive Plan.

3. Approval of J. D. Edwards & Company Performance Based Bonus Plan.

4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Accountants of J. D. Edwards for the Year Ending October 31, 2003.

C	Authorized Signatures - Sign here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this form. If your shares are registered in more than one name, whether as joint tenants, as community property, or otherwise, each of you should sign. When signing as attorney, executor, administrator, trustee, guardian, or in another fiduciary capacity, please give your full title. If a corporation, the president or another authorized officer should sign and indicate the full corporation name. If a partnership, a general partner or an authorized representative thereof should sign and indicate his or her title and the full partnership name.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

1UPX    HHH    PPPP    0014971

Proxy - J. D. Edwards & Company - Common

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF J. D. EDWARDS & COMPANY

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 26, 2003

By signing on the reverse side, you acknowledge receipt of the notice of Annual Meeting of Stockholders of J. D. Edwards & Company and the accompanying Proxy Statement, each dated February 21, 2003, and appoint Richard G. Snow, Jr. and Richard E. Allen, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent you at the Annual meeting, to be held Wednesday, March 26, 2003 at 10:00 a.m., local time, at J. D. Edwards & Company’s Denver headquarters at One Technology Way, Denver, Colorado and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by you on January 27, 2003, as specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING OF STOCKHOLDERS, PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET, AS DIRECTED IN THE PROXY STATEMENT, OR SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT RETURN THIS PAPER PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND AS DEEMED ADVISABLE BY THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

ELECTRONIC DISTRIBUTION

IF YOU WOULD LIKE TO RECEIVE FUTURE PROXY MATERIALS FOR J. D. EDWARDS VIA EMAIL, PLEASE GO TO WWW.COMPUTERSHARE.COM/US/COMPANYCONSENT TO GIVE US YOUR CONSENT.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

•   Call toll free 1-866-290-9741 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Enter the Holder Account Number (excluding the letter “C”) and Proxy

    Access Number located below.

•   Follow the simple recorded instructions.

    Option 1:  To vote as the Board of Directors recommends on ALL proposals:  Press 1

    When asked, please confirm your vote by pressing 1.

    Option 2:  If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY • Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on March 23, 2003.

THANK YOU FOR VOTING

J. D. Edwards & Company	000000 0000000000 0 0000

MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6
Holder Account Number

[POSTAL BAR CODE APPEARS HERE]	C 1234567890 J N T

[BARCODE APPEARS HERE]

☐
Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Class III Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Michael J. Maples

02 - Trygve E. Myhren

B	Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approval of 2003 J. D. Edwards & Company Equity Incentive Plan.

3. Approval of J. D. Edwards & Company Performance Based Bonus Plan.

4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Accountants of J. D. Edwards for the Year Ending October 31, 2003.

C	Authorized Signatures - Sign here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this form. If your shares are registered in more than one name, whether as joint tenants, as community property, or otherwise, each of you should sign. When signing as attorney, executor, administrator, trustee, guardian, or in another fiduciary capacity, please give your full title. If a corporation, the president or another authorized officer should sign and indicate the full corporation name. If a partnership, a general partner or an authorized representative thereof should sign and indicate his or her title and the full partnership name.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

1UPX    HHH    PPPP    0014971

Proxy - J. D. Edwards & Company - 401k

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF J. D. EDWARDS & COMPANY

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 26, 2003

By signing on the reverse side, you acknowledge receipt of the notice of Annual Meeting of Stockholders of J. D. Edwards & Company and the accompanying Proxy Statement, each dated February 21, 2003, and appoint Richard G. Snow, Jr. and Richard E. Allen, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent you at the Annual meeting, to be held Wednesday, March 26, 2003 at 10:00 a.m., local time, at J. D. Edwards & Company’s Denver headquarters at One Technology Way, Denver, Colorado and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by you on January 27, 2003, as specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING OF STOCKHOLDERS, PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET, AS DIRECTED IN THE PROXY STATEMENT, OR SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT RETURN THIS PAPER PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND AS DEEMED ADVISABLE BY THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

ELECTRONIC DISTRIBUTION

IF YOU WOULD LIKE TO RECEIVE FUTURE PROXY MATERIALS FOR J. D. EDWARDS VIA EMAIL, PLEASE GO TO WWW.COMPUTERSHARE.COM/US/COMPANYCONSENT TO GIVE US YOUR CONSENT.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

•   Call toll free 1-866-290-9741 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Enter the Holder Account Number (excluding the letter “C”) and Proxy

    Access Number located below.

•   Follow the simple recorded instructions.

    Option 1:  To vote as the Board of Directors recommends on ALL proposals:  Press 1

    When asked, please confirm your vote by pressing 1.

    Option 2:  If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY • Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on March 23, 2003.

THANK YOU FOR VOTING